18 Trade receivables	12 Months Ended
Dec. 31, 2020
Trade Receivables
Trade receivables
Note	18 | Trade receivables

	12.31.20	12.31.19
Current:
Sales of electricity – Billed	12,304	10,501
Framework Agreement (1)	9	12
Receivables in litigation	300	293
Allowance for the impairment of trade receivables	(4,605)	(2,105)
Subtotal	8,008	8,701

Sales of electricity – Unbilled	5,812	7,884
PBA & CABA government credit	329	342
Fee payable for the expansion of the transportation and others	2	34
Total current	14,151	16,961

(1)	As of December 31, 2020, the Province of Buenos Aires and the Federal Government have a debt with the Company for the consumption of electricity by low-income areas and shantytowns. The indicated amount does not include interest and no revenue for this concept has been recognized by the Company. See Note 2.f).

The value of the Company’s trade receivables approximates their fair value.

The roll forward of the allowance for the impairment of trade receivables is as follows:

	12.31.20	12.31.19
Balance at beginning of the year	2,105	1,887
Increase	4,173	1,858
Decrease	(615)	(1,050)
Result from exposure to inlfation	(1,058)	(590)
Balance at end of the year	4,605	2,105

The aging analysis of these trade receivables is as follows:

	12.31.20	12.31.19
Not due	9	11
Past due	3,714	2,586
Up to 3 months	10,428	14,364
Total trade receivables	14,151	16,961

At the Statement of Financial Position date, the maximum exposure to credit risk is the carrying amount of each class of trade receivables.

The carrying amount of the Company’s trade receivables is denominated in Argentine pesos.

Sensitivity analysis of the allowance for impairment of trade receivables:

- 5% increase in the uncollectibility rate estimate
12.31.20
Allowance	4,835
Variation	230

- 5% decrease in the uncollectibility rate estimate
12.31.20
Allowance	4,374
Variation	(231)